August 31, 2000

ANNUAL REPORT

INVESCO Advantage Series Funds, Inc.
ADVANTAGE FUND


"IN MANAGING THE FUND, WE CAN CALL ON ADVANCED MANAGEMENT TECHNIQUES...THAT
CAN POTENTIALLY HELP THE FUND PROFIT FROM MARKET CHANGES-- BOTH POSITIVE AND NEGATIVE." SEE PAGE 3

[INVESCO ICON]  INVESCO FUNDS (R)

A Member of the AMVESCAP Group

WELCOME TO INVESCO ADVANTAGE FUND

FELLOW SHAREHOLDER:

Long-term investors know that the investment road has both smooth stretches and rough patches. Recent market volatility, following a sustained period of stellar returns, brought this point swiftly home once again.

How can you best invest for long-term growth in these changing times? You've taken one important step by investing in INVESCO's newest aggressive growth fund: Advantage Fund. What's special about this fund is that the manager may use leverage as well as alternative investments to maximize the potential to participate in up markets while limiting downside risk.

When the market is charging forward, Advantage Fund is able to concentrate on what we believe are rapidly growing companies with the most potential. And when the market retreats, the fund may minimize the bumps in the road through short selling and other investment techniques intended to buffer against down market trends. Of course, there is no guarantee the fund will meet its objectives.

o FOCUS ON GROWTH. Advantage Fund is an aggressive growth fund designed to invest in rapidly growing companies that perform well in rising markets. Through the use of leverage strategies, the fund can further enhance the potential of these investments. The fund also participates in initial public offerings and private placements to get in on the ground floor of exciting new investment opportunities.

o DOWNSIDE PROTECTION. Equally important, Advantage Fund has the flexibility to limit downside risk in falling markets through sophisticated short-selling and hedging strategies.

o BEST IDEAS. As an all-cap fund, Advantage Fund invests in the best ideas of INVESCO's Growth and Sector investment teams, from aggressive start-ups to established market leaders. The fund focuses on companies with competitive advantages that may lead to above-average sales and earnings growth. This advantage might be innovative technology, promising distribution methods, talented and insightful management teams, and/or an ability to capitalize on powerful market or demographic trends.

I welcome you to Advantage Fund and invite you to review our first annual report. This debut report is somewhat special: Since the fund is so new, we focus more on discussing Fund Manager Tom Samuelson's investment strategy and approach, rather than reporting on past performance. I hope you find this report useful and informative.

Sincerely,


/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds

"WHILE WE ATTEMPT TO PROFIT IN ABSOLUTE TERMS FROM OUR SHORT POSITIONS BY BUYING THEM BACK AT LOWER PRICES, THESE SHORT POSITIONS CAN ALSO POTENTIALLY OFFSET DECLINES IN OUR LONG POSITIONS THAT MAY OCCUR DURING MARKET DOWNTURNS." - PAGE 3

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN.........................................1
A CONVERSATION WITH PORTFOLIO MANAGER TOM SAMULESON..............3
10 LARGEST COMMON STOCK HOLDINGS.................................3
INVESTMENT HOLDINGS..............................................9
FINANCIAL STATEMENTS............................................14
NOTES TO FINANCIAL STATEMENTS...................................17
FINANCIAL HIGHLIGHTS............................................23


                      INVESCO ADVANTAGE SERIES FUNDS, INC.
                                  TOTAL RETURN
                            PERIOD ENDED 8/31/00(1)

                                                        Cumulative Return
Fund (Inception)                                         Since Inception*

ADVANTAGE FUND - CLASS A (8/00)                                 2.40%
ADVANTAGE FUND - CLASS A OFFER PRICE (8/00)                     2.46%
ADVANTAGE FUND - CLASS B (8/00)                                 2.40%
ADVANTAGE FUND - CLASS C (8/00)                                 2.40%

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

QUESTIONS & ANSWERS

AN INTERVIEW WITH ADVANTAGE FUND MANAGER TOM SAMUELSON

TOM, WHAT MAKES ADVANTAGE FUND UNIQUE?

TOM SAMUELSON: Advantage Fund is a non-diversified, aggressive growth fund that primarily invests in equities and alternative investment vehicles. What makes Advantage Fund unique is the toolbox of investment strategies we have at our disposal. Most mutual funds, because of the way they are structured, limit the strategies their managers can employ. Not so with Advantage Fund. In managing the fund, we can call on advanced asset management techniques that historically were only available to hedge funds and institutions. These techniques can potentially help the fund profit from market changes -- both positive and negative.

CAN YOU DESCRIBE THESE ALTERNATIVE INVESTMENT STRATEGIES IN MORE DETAIL?

TOM SAMUELSON: These strategies may include borrowing money -- that is the use of leverage -- as well as short selling and using derivatives. In addition, Advantage Fund is an all-cap fund, which means we are free to invest in the best growth companies we can find, from aggressive start-ups to established market leaders, regardless of size. We can also take part in initial public offerings
(IPOs) and private placements, which will enable us to get in on the ground floor with exciting, new growth companies early in their life cycles.

Our mandate also allows us to take concentrated positions, investing up to one-fourth of fund assets in a single holding. And because the fund is non-diversified, we may invest a significant portion of assets in a comparatively small number of economic sectors. This flexibility allows us to act decisively when we find an opportunity that we believe offers superior growth potential.

HOW MUCH LEVERAGE CAN THE FUND USE?

TOM SAMUELSON: The fund can borrow up to a third of its net assets. So, if the fund had $100 million dollars to invest, we could conceivably purchase $133 million worth of securities through the use of leverage.

HOW WOULD YOU DESCRIBE YOUR OVERALL INVESTMENT STRATEGY?

TOM SAMUELSON: Like all INVESCO growth funds, Advantage Fund adheres to our classic growth philosophy. This disciplined strategy uses bottom-up research and fundamental analysis to identify growth companies with accelerating and sustainable revenues, earnings, and cash flow.

WHAT PERCENTAGE OF THE PORTFOLIO WILL TYPICALLY BE IN SHORT POSITIONS?

TOM SAMUELSON: When the fund sells a stock "short," it sells borrowed shares with the expectation of buying them back at a lower future price. Short positions may account for up to 50% of the Advantage Fund portfolio, but, under normal circumstances, will average around 20% of net assets, accounting for approximately 20 to 30 stocks. Good short-selling opportunities include companies that we believe are overvalued or exhibit deteriorating fundamentals. While we attempt to profit in absolute terms from our short positions by buying them back at lower prices, these short positions can also potentially offset declines in our long positions that may occur during market downturns.

WILL YOUR EXPERIENCE RUNNING HEDGE FUNDS HELP ADVANTAGE FUND?

TOM SAMUELSON: My hedge fund experience should give me an advantage when it comes to capitalizing on the alternative investment strategies at our disposal. I have also completed the extensive derivatives training program at Swiss Bank, which should help in the risk management of the fund.

WHAT OTHER INVESCO RESOURCES WILL YOU CALL ON IN MANAGING ADVANTAGE FUND?

TOM SAMUELSON: A major competitive strength I have as manager of the Advantage Fund is access to INVESCO's growth and sector fund expertise. I am backed by the experience and capabilities of the entire INVESCO Growth Team. I can also capitalize on the insight of INVESCO's Sector Team. Our sector fund managers are industry veterans, and in many cases have more than 20 years of experience in their given sector. These managers will provide sector-specific research and analysis, and will be an invaluable resource as we make decisions about taking concentrated holdings in potentially high-performing economic sectors.

WHAT TYPE OF INVESTOR SHOULD CONSIDER THIS FUND?

TOM SAMUELSON: Advantage Fund is designed for aggressive growth investors who want the potential for strong returns in all market environments and are comfortable with the use of leverage, selective short positions, and other alternative investment strategies.

THERE IS NO GUARANTEE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVES.

FUND MANAGEMENT

TOM SAMUELSON, CFA
VICE PRESIDENT
INVESCO FUNDS GROUP

Tom Samuelson has 15 years of investment experience serving as portfolio manager for both mutual funds and hedge portfolios. Previously, Tom was President of Denver Energy Advisors and Managing Director of Eastgate Management, both energy hedge funds. He also completed the prestigious Swiss Bank Derivatives Program. Tom managed INVESCO's Energy Fund from 1995 to 1996. He is a Chartered Financial Analyst and received his MBA and bachelor's degree from the University of Tulsa.

"ADVANTAGE  FUND IS AN ALL-CAP  FUND,  WHICH MEANS WE ARE FREE TO INVEST IN
THE BEST GROWTH COMPANIES WE CAN FIND, FROM AGGRESSIVE START-UPS TO ESTABLISHED MARKET LEADERS, REGARDLESS OF SIZE." -- TOM SAMUELSON

INVESTMENT TOOLS TO SEEK PERFORMANCE IN ANY MARKET ENVIRONMENT

Here are the primary investment tools the fund manager can employ in managing Advantage Fund to enhance return.

o ALL-CAP FLEXIBILITY: As an all-cap fund, Advantage Fund can invest in companies of any size, from aggressive start-ups to established market leaders. This flexibility enables the manager to pursue rapidly growing companies -- whether small, mid-size or large. As an investor, you should know that investing in smaller companies may entail greater risks because their security prices tend to fluctuate more rapidly than large, well-established companies.

o CONCENTRATION OF ASSETS: Occasionally, opportunities come along that are especially compelling. Advantage Fund management can act decisively when they see such an opportunity, placing up to one-fourth of the portfolio in a single issue. Because the fund is non-diversified, it may invest a significant portion of its assets in the securities of companies doing business in a comparatively small number of economic sectors that the manager believes are the most attractive. Of course, the value of the fund's shares may vary, and the fund may be subject to greater market and credit risk than a more diversified fund.

--------------------------------------------------------------------------------
                             TOP 10 LONG POSITIONS
                      % of Total Net Assets as of 8/31/00
--------------------------------------------------------------------------------
CIENA Corp...............................................................3.65%
Juniper Networks.........................................................3.52%
Applied Micro Circuits...................................................3.34%
SDL Inc..................................................................3.27%
Corning Inc..............................................................2.70%
VeriSign Inc.............................................................2.45%
Sycamore Networks........................................................2.26%
Cisco Systems............................................................2.26%
i2 Technologies..........................................................2.09%
TranSwitch Corp..........................................................1.98%
--------------------------------------------------------------------------------

o LEVERAGE: Advantage Fund can borrow money to buy securities, a practice known as "leveraging." We believe that the judicious use of leverage will enable the fund to deliver full up-market participation with limited downside risk. Investors should realize, however, that the use of leverage could cause the net asset value of the fund's shares to decrease faster than if the fund had not used leverage.

o SHORT SALES: Advantage Fund management can borrow and sell stocks with the promise to make delivery of the shares at some later time. Short selling is also a form of leverage, which may allow Advantage Fund to gain if a given stock's price falls; in other words, the fund can profit from investing in shares that are overvalued -- a particular advantage in retreating markets. However, the fund may also be required to pay a premium to borrow the security, and just as there is no guarantee a stock purchased will rise, there is no guarantee a stock "shorted" will fall.

o INITIAL PUBLIC OFFERINGS AND PRIVATE PLACEMENTS: Advantage Fund can get in on the ground floor with exciting, new companies. IPOs are registered companies, typically trading on a public exchange, while companies purchased through private placements are not yet registered to offer shares of stock to the public. While there is no guarantee that the IPO market will continue to be robust, or that such securities will always produce positive performance, IPO investments may significantly enhance the fund's returns.

o OPTIONS: Through use of options, such as puts and calls, Advantage Fund will own the right to sell or buy (puts and calls) stocks at a particular time and price, a valuable risk management tool. The principal risk of investing in derivatives, such as options, is that the fluctuations in their values may not correlate perfectly with the overall securities markets and may be more sensitive to interest rate changes and market price fluctuations than others. Further, the use of options may increase market risk for the fund.

--------------------------------------------------------------------------------
                             TOP 5 SHORT POSITIONS
                       % OF TOTAL NET ASSETS AS OF 8/31/00
--------------------------------------------------------------------------------
Emmis Communications Class A Shrs........................................(1.08%)
Home Depot...............................................................(0.79%)
United Therapeutics......................................................(0.72%)
Comcast Corp Special Class A Shrs........................................(0.61%)
Cox Communications Class A Shrs..........................................(0.06%)
--------------------------------------------------------------------------------

                   ADVANTAGE FUND
              SECTOR DIVERSIFICATION
                   AS OF 8/31/00
                    [PIE CHART]

                % OF TOTAL ASSETS

o  Technology.............................47.18%
o  Energy.................................11.70%
o  Finance.................................6.86%
o  Capital Goods...........................4.69%
o  Utilities...............................3.05%
o  Communication Services..................2.98%
o  Consumer Staples........................2.76%
o  Health Care.............................1.68%
o  Consumer Cyclicals......................0.42%
o  Cash & Cash Equivalents................18.68%

Line Graph:  INVESCO ADVANTAGE FUND
             GROWTH OF $10,000(2)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class A at the offer price and the value of a $10,000 investment in INVESCO Advantage Fund - Class A, B and C to the value of a $10,000 investment in the Russell 3000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/25/00) through 8/31/00.

                Advantage Fund          Advantage Fund
                Class A Offer Price     Class A, B and C        Russell 3000

8/25/00         $10,000                 $10,000                 $10,000
8/31/00          10,246                  10,240                  10,129

(2) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPH ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHART AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES WHICH, WOULD HAVE LOWERED ITS PERFORMANCE.

THE RUSSELL 3000 INDEX CONSISTS OF 3,000 STOCKS, PRIMARILY ISSUED BY U.S. COMPANIES, THAT INCLUDES ISSUES OF ALL SIZES, FROM LARGE TO SMALL CAPITALIZATION COMPANIES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

AN IMPORTANT WORD ABOUT MARKET RISK

Although the fund is subject to a number of risks that could affect its performance, its primary risk, like all stock funds, is market risk. This is the risk that the price of securities in the fund's portfolio will rise and fall due to price movements in the securities markets. Moreover, the securities in the fund's portfolio may increase or decrease in value more than the overall securities markets.

YOUR FUND'S REPORT

THE FED KEPT INTEREST RATES STEADY IN AUGUST, ELICITING FAVORABLE REACTIONS FROM THE EQUITY AND BOND MARKETS.

MARKET HEADLINES
SEPTEMBER 1999 TO AUGUST 2000

The fiscal year ended August 31, 2000, saw both the economy and business profits continue to steam ahead, although the equity markets finally began to slow from the torrid pace they had maintained for the previous several years. The largest story on the major stock exchanges was undoubtedly the spectacular run-up of technology stocks in the fall of 1999 and winter of 2000, followed by an equally dramatic correction in the spring. But the major story for the bond markets was the tightening cycle engineered by the Federal Reserve which began back in June 1999 -- and may have wound down as the period came to a close.

With the world economic recovery demonstrably on solid footing, the U.S. economy expanding at a rapid pace, and consumers spending freely, the Fed began to worry that the "Goldilocks economy" (not too hot, and not too cold) had finally become too warm. Rising oil and gas prices brought about by steep demand, tight inventories, and new-found OPEC resolve, meant that consumers and businesses were paying more for heat, electricity, and gasoline. While the emerging markets crisis of 1997-1998 had helped keep commodity and import prices low in the United States, the exact opposite was occurring now that global growth had come back strongly. As unemployment reached 30-year lows, wage gains became more generous, implying that costs may have to be passed on to consumers.

All these signs pointed to a substantial pickup in inflation on the consumer level, but actual evidence of prices spiraling upward was scanty. While inflation steadied after declining for several quarters, it remained comfortably between 2% and 3% -- hardly levels that should keep central bankers awake at night. Most analysts credited the remarkably strong increases in productivity with keeping inflation at bay.

Still, the Fed gave clear notice that it would act preemptively to stave off inflation, raising rates before price increases showed up in most goods and services. Having begun with a quarter-point nudge upward in June 1999, the central bank followed with five more interest rate hikes over the ensuing months, bringing the target federal funds rate up from 4.75% to 6.50%. As the increases were announced, market interest rates -- the rates that individuals actually pay to borrow money -- moved up in tandem. A curious exception played out in the Treasury market. Budget surpluses led the government to borrow less, creating a scarcity in the market for 30-year Treasury bonds and driving yields lower.

By August 2000, however, it began to appear that the Fed's medicine might have solved the problem. The highest mortgage rates in several years seemed to cool off new home construction. Consumer confidence, while still quite high, also showed signs of moderation. Consumer spending fell as well. Reacting to this news -- and perhaps reluctant to do anything to intervene in the upcoming elections -- the Fed kept interest rates steady in August, eliciting favorable reactions from the equity and bond markets.

As always, the jury is still out on which direction interest rates would take in the future. Pulled in two directions by the strong global economy and continuing domestic growth on the one hand, and the productivity safety valve of the New Economy on the other, inflation seemed ready to head in any direction. Should it head in the right one, however, and with the economy on track and some of the excesses bled out of the stock market, many look forward to the bond and stock markets resuming their upward direction.

[This page intentionally left blank.]

TOP TEN HOLDINGS

TEN LARGEST COMMON STOCK HOLDINGS
INVESCO Advantage Series Funds, Inc.
August 31, 2000

DESCRIPTION                                                               VALUE
--------------------------------------------------------------------------------
ADVANTAGE FUND
CIENA Corp                                                           $2,216,875
Juniper Networks                                                      2,137,500
Applied Micro Circuits                                                2,029,375
SDL Inc                                                               1,986,563
Corning Inc                                                           1,639,687
VeriSign Inc                                                          1,491,563
Sycamore Networks                                                     1,375,000
Cisco Systems                                                         1,372,500
i2 Technologies                                                       1,268,906
TranSwitch Corp                                                       1,203,750

Composition of holdings is subject to change.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO Advantage Series Funds, Inc.
August 31, 2000

                                                        SHARES,
                                               PRINCIPAL AMOUNT
                                                   OR NUMBER OF
%       DESCRIPTION                                   CONTRACTS           VALUE
--------------------------------------------------------------------------------
Advantage Fund
154.92  INVESTMENT SECURITIES HELD
85.90   COMMON STOCKS
1.75    BANKS
        Bank of New York                                  5,000     $   262,187
        Northern Trust                                    2,500         210,781
        State Street                                      5,000         588,750
================================================================================
                                                                      1,061,718
0.65    BEVERAGES
        Anheuser-Busch Cos                                5,000         394,062
================================================================================
1.09    BROADCASTING
        General Motors Class H Shrs(a)                    5,000         165,625
        Pegasus Communications(a)                        10,000         497,500
================================================================================
                                                                        663,125
8.65    COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
        Alcatel Sponsored ADR Representing Ord Shrs       5,000         414,375
        Avanex Corp(a)                                    7,500       1,136,016
        CIENA Corp(a)(b)                                 10,000       2,216,875
        Corvis Corp(a)                                    5,000         519,062
        Nortel Networks(c)                                5,000         407,813
        Polycom Inc(a)                                    5,000         561,875
================================================================================
                                                                      5,256,016
23.05   COMPUTER RELATED
        BEA Systems(a)                                   10,000         680,625
        Business Objects SA Sponsored ADR
          Representing Ord Shrs(a)                        5,000         572,500
        Check Point Software Technologies Ltd(a)          5,000         729,063
        Cisco Systems(a)(c)                              20,000       1,372,500
        Inktomi Corp(a)                                   7,500         977,812
        Intuit Inc(a)                                    10,000         598,750
        i2 Technologies(a)                                7,500       1,268,906
        Juniper Networks(a)(b)                           10,000       2,137,500
        Mercury Interactive(a)                            5,000         610,938
        Network Appliance(a)                              7,500         877,500
        Oracle Corp(a)                                   10,000         909,375
        Palm Inc(a)                                      20,000         880,000
        Sycamore Networks(a)(b)                          10,000       1,375,000
        TIBCO Software(a)(b)                             10,000       1,019,375
================================================================================
                                                                     14,009,844
2.07    ELECTRIC UTILITIES
        AES Corp(a)                                      15,000         956,250
        Southern Co                                      10,000         299,375
================================================================================
                                                                      1,255,625
2.23    ELECTRICAL EQUIPMENT
        Methode Electronics Class A Shrs                  5,000         300,625
        Molex Inc                                        20,000       1,056,250
================================================================================
                                                                      1,356,875

                                                        SHARES,
                                               PRINCIPAL AMOUNT
                                                   OR NUMBER OF
%       DESCRIPTION                                   CONTRACTS           VALUE
--------------------------------------------------------------------------------

13.22   ELECTRONICS - SEMICONDUCTOR
        Applied Micro Circuits(a)(b)                     10,000     $ 2,029,375
        Intel Corp                                       10,000         748,750
        PMC-Sierra Inc(a)(b)                              5,000       1,180,000
        SDL Inc(a)                                        5,000       1,986,563
        TranSwitch Corp(a)                               20,000       1,203,750
        Vitesse Semiconductor(a)                         10,000         888,125
================================================================================
                                                                      8,036,563
1.49    ENTERTAINMENT
        Gemstar-TV Guide International(a)                10,000         902,500
================================================================================
1.21    FINANCIAL
        Citigroup Inc                                     2,500         145,937
        Edwards (A G) Inc                                 2,500         130,000
        Providian Financial                               2,500         287,344
        Sun Life Financial Services of Canada(a)          8,100         170,272
================================================================================
                                                                        733,553

0.93    GAMING
        Harrah's Entertainment(a)                        20,000         567,500
================================================================================
1.73    HEALTH CARE DRUGS - PHARMACEUTICALS
        ALZA Corp(a)                                     10,000         756,250
        Pharmacia Corp(c)                                 5,000         292,813
================================================================================
                                                                      1,049,063
0.68    HEALTH CARE RELATED
        Baxter International(c)                           5,000         416,250
================================================================================
0.73    INSURANCE
        American International Group                      5,000         445,625
================================================================================
3.17    INVESTMENT BANK/BROKER FIRM
        Goldman Sachs Group                               5,000         640,312
        Legg Mason                                       15,000         791,250
        Morgan Stanley Dean Witter & Co                   2,500         268,906
        Price (T Rowe) Associates                         5,000         226,250
================================================================================
                                                                      1,926,718
2.70    MANUFACTURING
        Corning Inc(b)                                    5,000       1,639,687
================================================================================
0.98    NATURAL GAS
        Dynegy Inc                                       10,000         450,000
        El Paso Energy                                    2,500         145,625
================================================================================
                                                                        595,625
11.27   OIL & GAS RELATED
        Alberta Energy Ltd                                5,000         184,375
        BJ Services(a)(b)                                10,000         670,000
        Canadian Hunter Exploration Ltd(a)               10,000         247,508
        Canadian Natural Resources Ltd(a)                25,000         805,249
        Cooper Cameron(a)(b)                              5,000         389,063
        ENSCO International(b)                           10,000         398,750
        Genesis Exploration Ltd(a)                       50,000         372,957

                                                        SHARES,
                                               PRINCIPAL AMOUNT
                                                   OR NUMBER OF
%       DESCRIPTION                                   CONTRACTS           VALUE
--------------------------------------------------------------------------------

        Gulf Island Fabrication(a)                       15,000     $   277,500
        Nabors Industries(a)(b)                          10,000         475,625
        Noble Drilling(a)(b)                             10,000         485,000
        Pride International(a)                           10,000         246,250
        Rio Alto Exploration Ltd(a)                      20,000         397,369
        Santa Fe International                           10,000         393,125
        SEACOR SMIT(a)                                   10,000         455,625
        Suncor Energy                                    20,000         455,000
        Transocean Sedco Forex(b)                        10,000         597,500
================================================================================
                                                                      6,850,896
1.08    RETAIL
        Walgreen Co                                      20,000         657,500
================================================================================
4.23    SERVICES
        America Online(a)                                 5,000         293,125
        Ariba Inc(a)                                      5,000         786,875
        VeriSign Inc(a)                                   7,500       1,491,563
================================================================================
                                                                      2,571,563
0.68    TELECOMMUNICATIONS - CELLULAR & WIRELESS
        Netro Corp(a)                                     5,000         413,125
================================================================================
1.13    TELECOMMUNICATIONS-- LONG DISTANCE
        Exodus Communications(a)                         10,000         684,375
================================================================================
1.18    TELEPHONE
        Amdocs Ltd(a)                                    10,000         714,375
================================================================================
        TOTAL COMMON STOCKS (COST $50,652,884)                       52,202,183
================================================================================
67.89   SHORT-TERM INVESTMENTS
57.59   US GOVERNMENT AGENCY OBLIGATIONS
        Freddie Mac, Discount Notes, 6.530%,
          9/1/2000 (Amortized Cost $35,000,000)     $35,000,000      35,000,000
================================================================================
4.77    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund 6.425% (Cost $2,901,019)       2,901,019       2,901,019
================================================================================
5.53    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 8/31/2000 due 9/1/2000 at 6.500%,
          repurchased at $3,359,606 (Collateralized
          by US Treasury Notes, due 5/15/2001 at
          8.000%, value $3,431,011)(Cost
          $3,359,000)                               $ 3,359,000       3,359,000
================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (Amortized Cost $41,260,019)                               41,260,019
================================================================================
1.13    OPTIONS PURCHASED
0.41    CALLS
0.41    COMPUTER RELATED
        Cisco Systems, 10/21/2000, $62.50                   300         251,250
================================================================================

                                                        SHARES,
                                               PRINCIPAL AMOUNT
                                                   OR NUMBER OF
%       DESCRIPTION                                   CONTRACTS           VALUE
--------------------------------------------------------------------------------

0.72    PUTS
0.72    OIL & GAS RELATED
        Oil Service Sector Index, 10/21/2000,
          $135.00                                           500     $   437,500
================================================================================
        TOTAL OPTIONS PURCHASED (Cost $734,275)                         688,750
================================================================================
        TOTAL INVESTMENT SECURITIES HELD (Cost $92,647,178)          94,150,952
================================================================================
(2.50)  OPTIONS WRITTEN
(2.50)  CALLS
(0.38)  COMMUNICATIONS - EQUIPMENT & MANUFACTURING
        CIENA Corp, 10/21/2000, $220.00                   (100)       (233,750)
================================================================================
(0.97)  COMPUTER RELATED
        Juniper Networks, 10/21/2000, $190.00             (100)       (358,750)
        Sycamore Networks, 9/16/2000, $140.00             (100)        (83,750)
        TIBCO Software, 10/21/2000, $95.00                (100)       (146,250)
================================================================================
                                                                      (588,750)
(0.60)  ELECTRONICS-- SEMICONDUCTOR
        Applied Micro Circuits, 10/21/2000, $200.00       (100)       (240,000)
        PMC-Sierra Inc, 10/21/2000, $240.00                (50)       (123,125)
================================================================================
                                                                      (363,125)
(0.25)  MANUFACTURING
        Corning Inc, 10/21/2000, $320.00                   (50)       (152,500)
================================================================================
(0.30)  OIL & GAS RELATED
        BJ Services, 9/16/2000, $70.00                    (100)        (16,250)
        Cooper Cameron, 9/16/2000, $80.00                  (50)        (13,750)
        ENSCO International, 10/21/2000, $40.00           (100)        (31,250)
        Nabors Industries, 10/21/2000, $47.50             (100)        (38,750)
        Noble Drilling, 10/21/2000, $47.50                (100)        (41,250)
        Transocean Sedco Forex, 10/21/2000, $60.00        (100)        (42,500)
================================================================================
                                                                      (183,750)
        TOTAL OPTIONS WRITTEN (Proceeds $1,332,193)                 (1,521,875)
================================================================================
(3.27)  INVESTMENT SECURITIES SOLD SHORT - COMMON STOCKS
(0.72)  BIOTECHNOLOGY - HEALTH CARE
        United Therapeutics(a)                          (5,100)       (440,433)
================================================================================
(1.08)  BROADCASTING
        Emmis Communications Class A Shrs(a)           (20,000)       (656,250)
================================================================================
(0.68)  CABLE
        Comcast Corp Special Class A Shrs(a)           (10,000)       (372,500)
        Cox Communications Class A Shrs(a)              (1,100)        (39,119)
================================================================================
                                                                      (411,619)
(0.79)  RETAIL
        Home Depot                                     (10,000)       (480,625)
================================================================================
        TOTAL INVESTMENT SECURITIES SOLD SHORT
          (Proceeds $1,935,041)                                     (1,988,927)
================================================================================
149.15  TOTAL INVESTMENTS (Cost $89,379,944)(d)                     $90,640,150
================================================================================

                                                        SHARES,
                                               PRINCIPAL AMOUNT
                                                   OR NUMBER OF
%       DESCRIPTION                                   CONTRACTS           VALUE
--------------------------------------------------------------------------------

(49.15) OTHER LIABILITIES IN EXCESS OF ASSETS                     $(29,867,160)
--------------------------------------------------------------------------------
100.00  NET ASSETS                                                $  60,772,990
================================================================================
(a)   Security is non-income producing.
(b)   Security has been  designated as collateral  for written options.
(c)   Security has been  designated  as  collateral  for short sales.
(d)   Also represents cost for income tax purposes.

See Notes to Financial Statements

FINANCIAL  STATEMENTS

STATEMENT  OF ASSETS AND  LIABILITIES
INVESCO  Advantage Series Funds, Inc.
August 31, 2000

                                                                      ADVANTAGE
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities Held at Value (Cost $92,647,178)(a)         $  94,150,952
Cash                                                                    523,741
Deposit with Broker for Securities Sold Short                         1,283,791
Foreign Currency (Cost $658,221)                                        659,693
Receivables:
  Investment Securities Sold                                          1,864,133
  Fund Shares Sold                                                      389,864
  Dividends and Interest                                                  4,083
Appreciation on Forward Foreign Currency Contracts                        5,495
================================================================================
TOTAL ASSETS                                                         98,881,752
================================================================================
LIABILITIES
Options Written at Value (Premiums Received $1,332,193)               1,521,875
Investment Securities Sold Short at Value (Proceeds $1,935,041)       1,988,927
Payables:
  Investment Securities Purchased                                    34,589,233
  Fund Shares Repurchased                                                 5,543
Accrued Distribution Expenses
  Class A                                                                 1,105
  Class B                                                                 1,163
  Class C                                                                   904
Accrued Expenses and Other Payables                                          12
================================================================================
TOTAL LIABILITIES                                                    38,108,762
================================================================================
NET ASSETS AT VALUE                                               $  60,772,990
================================================================================
NET ASSETS
Paid-in Capital(b)                                                $  59,352,306
Accumulated Undistributed Net Investment Income                          18,664
Accumulated Undistributed Net Realized Gain on Investment
  Securities, Foreign  Currency  Transactions,  Securities
  Sold Short and Written Options                                        138,431
Net  Appreciation of Investment  Securities,  Foreign Currency
  Transactions, Securities Sold Short and Written Options             1,263,589
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding             $  60,772,990
================================================================================
NET ASSETS AT VALUE:
  Class A                                                         $  41,413,252
================================================================================
  Class B                                                         $  10,878,181
================================================================================
  Class C                                                         $   8,481,557
================================================================================
Shares Outstanding
  Class A                                                             4,043,979
  Class B                                                             1,062,481
  Class C                                                               828,354
================================================================================
NET ASSET VALUE PER SHARE:
  Class A
    Redemption Price per Share                                    $       10.24
    Offering price per Share (Maximum sales charge of 5.50%)      $       10.84
  Class B, Offering and Redemption Price per Share
   (excludes applicable contingent deferred sales charge)         $       10.24
  Class C, Offering and Redemption Price per Share
   (excludes applicable contingent deferred sales charge)         $       10.24
================================================================================

(a)Investment securities at cost and value at August 31, 2000 includes a repurchase agreement of $3,359,000.
(b)The Fund has one billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to each Class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO Advantage Series Funds, Inc.
Period Ended August 31, 2000 (Note 1)

                                                                      ADVANTAGE
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                           $     3,219
Dividends from Affiliated Investment Companies                            1,019
Interest                                                                 28,924
  Foreign Taxes Withheld                                                   (14)
================================================================================
  TOTAL INCOME                                                           33,148
================================================================================
EXPENSES
Investment Advisory Fees                                                  9,732
Distribution Expenses
  Class A                                                                 1,105
  Class B                                                                 1,163
  Class C                                                                   904
Other Expenses                                                              480
================================================================================
  TOTAL EXPENSES                                                         13,384
================================================================================
NET INVESTMENT INCOME                                                    19,764
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Foreign Currency Transactions                                         (1,100)
  Securities Sold Short                                                 180,906
  Written Options                                                      (42,475)
================================================================================
    Total Net Realized Gain                                             137,331
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities and Written Options                           1,307,941
  Securities Sold Short                                                (53,886)
  Foreign Currency Transactions                                           9,534
================================================================================
    Total Net Appreciation                                            1,263,589
================================================================================
NET GAIN ON INVESTMENT SECURITIES, FOREIGN CURRENCY
  TRANSACTIONS, SECURITIES SOLD SHORT AND WRITTEN OPTIONS             1,400,920
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 1,420,684
================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
Advantage Fund

                                                                         PERIOD
                                                                          ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                           2000
                                                                       (Note 1)
OPERATIONS
Net Investment Income                                               $    19,764
Net Realized Gain on Investment Securities, Foreign Currency
  Transactions, Securities Sold Short and Written Options               137,331
Change in Net Appreciation of Investment  Securities,  Foreign
  Currency Transactions, Securities Sold Short and Written Options    1,263,589
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                            1,420,684
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Class A                                                            40,542,105
  Class B                                                            10,625,040
  Class C                                                             8,283,890
================================================================================
                                                                     59,451,035
Amounts Paid for Repurchases of Shares - Class A                      (198,729)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                            59,252,306
================================================================================
TOTAL INCREASE IN NET ASSETS                                         60,672,990
NET ASSETS
Initial Subscription - Class A                                          100,000
Beginning of Period                                                          --
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of $18,664)                   $60,772,990
================================================================================
              ---------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription - Class A                                           10,000
Shares Sold
  Class A                                                             4,053,733
  Class B                                                             1,062,481
  Class C                                                               828,354
================================================================================
                                                                      5,954,568
Shares Repurchased - Class A                                           (19,754)
================================================================================
NET INCREASE IN FUND SHARES                                           5,934,814
================================================================================
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO Advantage Series Funds, Inc.

NOTE  1--  ORGANIZATION  AND  SIGNIFICANT   ACCOUNTING  POLICIES.   INVESCO
Advantage Series Funds, Inc. is incorporated in Maryland and presently consists of one Fund: Advantage Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital appreciation. The Fund commenced investment operations on August 25, 2000. INVESCO Advantage Series Funds, Inc. is
registered under the Investment Company Act of 1940 (the "Act") as a non-diversified, open-end management investment company.

The Fund offers three classes of shares, referred to as Class A, Class B and Class C shares. Each Class of shares is subject to an annual distribution fee to a maximum of 0.35%, 1.00% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. The Fund was closed to new investors from August 25, 2000 to September 8, 2000.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated, bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Options are valued at the last sales price on the principal exchange on which the options are traded. If there is no last sales price reported, then the bid price will be used.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $29,025, to the year ended August 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the period ended August 31, 2000, the Fund reclassified $1,100 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities. Net investment income, net realized gains and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G.  OPTIONS - The  Fund  may buy or  write  put and  call  options,  including securities index options, on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes call options to hedge against adverse movements in the value of portoflio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the period ended August 31, 2000, was as follows:

                                             CALL OPTIONS                      PUT OPTIONS
-----------------------------------------------------------------------------------------------
                                             NUMBER         AMOUNT        NUMBER         AMOUNT
                                         OF OPTIONS    OF PREMIUMS    OF OPTIONS    OF PREMIUMS
-----------------------------------------------------------------------------------------------
Options outstanding at August 25, 2000            0    $         0             0    $        0
Options written                               1,150      1,332,193           100        20,324
Options closed or expired                         0              0         (100)      (20,324)
Options outstanding at August 31, 2000        1,150    $ 1,332,193             0    $        0

H. SHORT SALES - The Fund engages in short sales as part of its normal investment activities. Short sales are transactions in which the Fund sells a securities it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

I. EXPENSES - Each Class bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses, based on the relative net assets of each Class.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. For the period ended August 31, 2000, there were no such credits.

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is calculated at the annual rate of 1.50% of the Fund's daily net assets (the "Base Fee"). This Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Russell 3000 Index (the "Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to IFG will be 2.50% of average daily net assets and the minimum annual fee will be 0.50%. During the first twelve months of operation, the investment advisory fee will be charged at the Base Fee of 1.50% with no Fee Adjustment.

A master distribution plan and agreement for each Class of shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. For the period ended August 31, 2000, there were no amounts paid to the Distributor for any Class of shares.

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

POSITION                               PURCHASES                          SALES
--------------------------------------------------------------------------------
Long Positions                     $  50,652,885                   $          0
Short Positions                          763,125                      2,879,072

There were no purchases or sales of U.S. Government securities.

NOTE 4 - APPRECIATION AND DEPRECIATION. At August 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation were as follows:

                                                                            NET
                              GROSS               GROSS            APPRECIATION
POSITION               APPRECIATION        DEPRECIATION          (DEPRECIATION)
--------------------------------------------------------------------------------
Long Positions         $  1,772,848        $    223,549          $    1,549,299
Short Positions               3,204              57,090                (53,886)
Options Purchased             2,850              48,375                (45,525)
Options Written              57,778             247,460               (189,682)
                                                                 --------------
                                                                 $    1,260,206

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended August 31, 2000.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 - INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes and for purchasing securities, or by engaging in reverse repurchase agreements with any party. At August 31, 2000, there were no such borrowings and/or lendings for the Fund.

NOTE 7 - LINE OF CREDIT. The Fund has available a Line of Credit Facility ("LOC"), from a bank, to be used for temporary or emergency purposes to fund redemptions of investor shares or to borrow for the purpose of purchasing securities. The LOC permits borrowings to a maximum of 33 1/3% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance on prevailing market rates as defined in the LOC agreement. At August 31, 2000, there were no such borrowings.

NOTE 8 - CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares of the Fund are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeem these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% which may be reduced or certain sales charge exceptions may apply. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder; it is not an expense of the Fund. For the period ended August 31, 2000, the Distributor did not receive a CDSC from shareholder redemptions for Class A, Class B and Class C shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Advantage Series Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Advantage Fund (the sole portfolio constituting INVESCO Advantage Series Funds, Inc., hereafter referred to as the "Fund") at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period August 24, 2000 (commencement of investment operations) through August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and broker, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
October 2, 2000

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND - CLASS A
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD
                                                                          ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                        2000(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                                 $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                   0.00
Net Gains on Securities (Both Realized and Unrealized)                     0.24
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           0.24
================================================================================
Net Asset Value - End of Period                                       $   10.24
================================================================================

TOTAL RETURN(c)                                                        2.40%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                             $  41,413
Ratio of Expenses to Average Net Assets                                1.82%(e)
Ratio of Net Investment Income to Average Net Assets                   3.28%(e)
Portfolio Turnover Rate                                                   5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment  Income  aggregated  less than $0.01 on a per share basis.
(c) The  applicable  sales  charges are not  included in the Total Return calculation.
(d) Based  on   operations   for  the   period   shown  and, accordingly, is not
    representative of a full year.
(e) Annualized

ADVANTAGE FUND - CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD
                                                                          ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                        2000(a)

PER SHARE DATA
Net Asset Value - Beginning of Period                                 $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                   0.00
Net Gains on Securities (Both Realized and Unrealized)                     0.24
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           0.24
================================================================================
Net Asset Value-- End of Period                                       $   10.24
================================================================================

TOTAL RETURN(c)                                                        2.40%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)                             $  10,878
Ratio of Expenses to Average Net Assets                                2.56%(e)
Ratio of Net Investment Income to Average Net Assets                   2.53%(e)
Portfolio Turnover Rate                                                   5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment  Income  aggregated  less than $0.01 on a per share basis.
(c) The  applicable  CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Annualized

ADVANTAGE FUND - CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD
                                                                          ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                        2000(a)

PER SHARE DATA
Net Asset Value - Beginning of Period                                 $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                   0.00
Net Gains on Securities (Both Realized and Unrealized)                     0.24
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           0.24
================================================================================
Net Asset Value - End of Period                                       $   10.24
================================================================================

TOTAL RETURN(c)                                                        2.40%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)                             $   8,482
Ratio of Expenses to Average Net Assets                                2.57%(e)
Ratio of Net Investment Income to Average Net Assets                   2.53%(e)
Portfolio Turnover Rate                                                   5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment  Income  aggregated  less than $0.01 on a per share basis.
(c) The  applicable  CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Annualized